SUPPLEMENT

Dated November 13, 2008

To the Class IA and Class IB Shares Prospectuses (the “Prospectuses”)

For Hartford HLS Funds, Dated May 1, 2008

Effective immediately, the Prospectuses are revised as follows:

Hartford SmallCap Value HLS Fund

In the section entitled “Management of the Funds”, under the subsection entitled “The Investment Sub-Advisers,” with respect to SmallCap Value HLS Fund, the following is hereby added to the paragraph concerning Metropolitan West Capital Management, LLC (“MetWest Capital”):

Wachovia Corporation (“Wachovia”) holds a majority interest in MetWest Capital.  On October 3, 2008, Wells Fargo & Company (“Wells Fargo”) agreed to acquire Wachovia. In connection with this transaction, Wachovia has issued preferred shares representing approximately a 40% voting interest in Wachovia to Wells Fargo. Due to its ownership of preferred shares, Wells Fargo may be deemed to control MetWest Capital.  On November 6, 2008, the Board of Directors (the “Board”) approved a new sub-advisory agreement with MetWest Capital.  This agreement supersedes an interim sub-advisory agreement with MetWest Capital, approved by the Board on October 20, 2008, which became effective upon the issuance of the preferred shares. This transaction is not expected to affect the day-to-day management of the SmallCap Value HLS Fund.

This Supplement should be retained with your Prospectus for future reference.

SUPPLEMENT

Dated November 13, 2008

To the Combined Statement of Additional Information (the “SAI”)

For Hartford HLS Funds, Dated May 1, 2008

Effective immediately, the SAI is revised as follows:

Hartford SmallCap Value HLS Fund

In the section entitled “Investment Management Arrangements,” on page 59, the following is hereby added to the paragraph concerning Metropolitan West Capital Management, LLC (“MetWest Capital”):

Wachovia Corporation (“Wachovia”) holds a majority interest in MetWest Capital.  On October 3, 2008, Wells Fargo & Company (“Wells Fargo”) agreed to acquire Wachovia. In connection with this transaction, Wachovia has issued preferred shares representing approximately a 40% voting interest in Wachovia to Wells Fargo. Due to its ownership of preferred shares, Wells Fargo may be deemed to control MetWest Capital.  On November 6, 2008, the Board of Directors (the “Board”) approved a new sub-advisory agreement with MetWest Capital.  This agreement supersedes an interim sub-advisory agreement with MetWest Capital, approved by the Board on October 20, 2008, which became effective upon the issuance of the preferred shares. This transaction is not expected to affect the day-to-day management of the SmallCap Value HLS Fund.

This Supplement should be retained with your SAI for future reference.